UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 1, 2021

Date of Report (date of earliest event reported)

GigCapital3, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Road, Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and three-fourths of one Redeemable Warrant	GIK.U	New York Stock Exchange

Common Stock, par value $0.0001 per share	GIK	New York Stock Exchange

Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GIK.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed by GigCapital3, Inc. (the “Company” or “GigCapital3”) under Item 1.01 of its Current Report on Form 8-K filed on December 11, 2020, the Company announced its anticipated acquisition (the “Business Combination”) of Lightning Systems, Inc., a Delaware corporation (“Lightning Systems”). In connection with the proposed Business Combinations, GigCapital3 intends to file with the Securities and Exchange Commission (“SEC”) an amended registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of GigCapital3, and after the amended registration statement is declared effective, GigCapital3 will mail a definitive proxy statement/prospectus relating to the proposed business combinations to its stockholders.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of GigCapital3

GigCapital3 is filing this Current Report on Form 8-K to provide the audited financial statements of GigCapital3 which includes the balance sheet as of December 31, 2020, and the related statements of operations and comprehensive loss, stockholders’ equity and cash flows for the period from February 3, 2020 (date of inception) through December 31, 2020, including the related notes prior to the closing of the Business Combination.

Attached hereto as Exhibit 23.1 is the consent of BPM LLP, the independent registered public accounting firm of GigCapital3, related to the above-referenced audited financial statements of GigCapital3 filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)	Exhibits:

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited financial statements of GigCapital3, Inc. as of and for the year ended December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2021

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer and President